UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2019 (January 8, 2019)
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NCI BUILDING SYSTEMS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5020 Weston Parkway, Suite 400, Cary, NC	27513
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 975-9436
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

 Item 4.01 Change in Registrant’s Certifying Accountant.

Dismissal of previous independent registered public accounting firm:
On January 8, 2019, the Audit Committee of the Board of Directors (the “Audit Committee”) of NCI Building Systems, Inc. (the “Company”) approved the dismissal of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm.
The reports of EY on the Company’s consolidated financial statements as of October 28, 2018 and October 29, 2017 and for each of the three years in the period ended October 28, 2018, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
During each of the three years in the period ended October 28, 2018 and the subsequent period through January 8, 2019, (i) there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S‑K) with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to the satisfaction of EY, would have caused EY to make reference thereto in its reports on the consolidated financial statements for such fiscal years; and (ii) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S‑K).
The Company provided EY with a copy of this Current Report on Form 8‑K and requested that EY furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether EY agrees with the disclosures contained herein or, if not, stating the respects in which it does not agree. The Company has received the requested letter from EY and a copy of the letter, dated January 11, 2019, is filed as Exhibit 16.1 to this Current Report on Form 8‑K.
Engagement of new independent registered public accounting firm:
Following approval of the Audit Committee, on January 8, 2019, the Company engaged Grant Thornton LLP (“Grant Thornton”) to serve as the Company’s independent registered public accounting firm, effective immediately, for the transition period ended December 31, 2018 and the year ending December 31, 2019. The decision to change the Company’s principal independent accountants was the result of a competitive request for proposal process undertaken by the Company under the supervision of the Audit Committee.
During the fiscal years ended October 28, 2018 and October 29, 2017 and through the appointment of Grant Thornton on January 8, 2019, neither the Company nor anyone on its behalf consulted with Grant Thornton regarding:
(i)    the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, nor did Grant Thornton provide a written report or oral advice to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or
(ii)    any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S‑K and the related instructions), or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S‑K).

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
16.1	Letter to the Securities and Exchange Commission from Ernst & Young LLP, dated January 11, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NCI BUILDING SYSTEMS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

Date: January 11, 2019